UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 18, 2009

Dollar Financial Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50866	23-2636866
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania		19312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-296-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2009, National Money Mart Company ("National Money Mart"), a wholly-owned subsidiary of Dollar Financial Corp. (the "Company"), entered into an Employment Agreement with Sydney Franchuk, Executive Vice President and Chairman — National Money Mart (the "Employment Agreement"). The Employment Agreement is effective as of July 1, 2009. As of its effective date, the Employment Agreement will replace the employment agreement entered into between National Money Mart and Sydney Franchuk dated April 9, 2007 that is currently in effect.

The Employment Agreement provides that Mr. Franchuk will continue to serve as the Chairman of National Money Mart and as an Executive Vice-President of the Company and will continue to receive an annual base salary equal to $400,000 Canadian dollars. In addition, Mr. Franchuk will be entitled to participate in certain of National Money Mart’s benefit programs on the same terms and conditions generally provided by National Money Mart to its senior managers. Mr. Franchuk will also be entitled to participate in certain of the Company’s incentive programs, including the Dollar Financial Corp. Key Management Bonus Plan. All performance targets pursuant to such plan shall be set by National Money Mart in its sole discretion and be based on the operations of National Money Mart. The Employment Agreement also provides for payments upon certain types of employment termination events as further set forth in the Employment Agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K.

The above summary of the material terms of the Employment Agreement is qualified in its entirety by reference to the complete text of the Employment Agreement filed herewith as Exhibit 10.1 and is in its entirety incorporated in this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit 10.1 Employment Agreement by and between National Money Mart and Sydney Franchuk dated March 18, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dollar Financial Corp.

March 20, 2009	By:	/s/Randy Underwood

Name: Randy Underwood
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement by and between National Money Mart and Sydney Franchuk dated March 18, 2009.